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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               _________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 18, 2001


                               _________________


                            MindArrow Systems, Inc.
                        (formerly eCommercial.com, Inc.)
             (Exact name of registrant as specified in its charter)


          Delaware                      0-28403                  77-0511097
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

101 Enterprise, Suite 340, Aliso Viejo, California                  92656
    (Address of principal executive offices)                      (Zip Code)

                              ____________________

                                 (949) 916-8705
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

                               _________________
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Item 5.  OTHER EVENTS

     On May 18, 2001, MindArrow Systems, Inc. (the "Company"), MA Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), and Control Commerce, Inc., a privately-held Delaware corporation, entered into an agreement and plan of merger. Pursuant to the merger agreement, Merger Sub will be merged with and into Control Commerce, with Control Commerce surviving the merger as a wholly-owned subsidiary of the Company. In the merger, shareholders of Control Commerce will receive in exchange for all of the issued and outstanding capital stock of Control Commerce an aggregate of (i) 60,000 shares of the Company's Series C preferred stock,
(ii) 800,000 shares of the Company's common stock and (iii) warrants to purchase 12,000 shares of the Company's common stock at a price of $12.50 per share (collectively, the "Merger Consideration"). In addition, in the event the Company closes a round of financing on or before December 15, 2001 involving the issuance of shares of a series of the Company's preferred stock with a liquidation preference senior to that of the Company's Series C preferred stock (or a liquidation preference equal to the Series C preferred stock if fifty percent or more of the new series is sold to existing holders of the Company's Series B or Series C preferred stock), the merger agreement permits the Control Commerce shareholders to exchange the Merger Consideration for consideration consisting of a combination of shares of the new series of stock and the Company's common stock.

     The Company anticipates that the merger will close within the next several weeks. The closing of the merger is subject to various conditions precedent, including the approval of the merger by the shareholders of Control Commerce.

Exhibit No.  Description
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   99.1      Text of press release of MindArrow Systems, Inc. issued May 21,
             2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MINDARROW SYSTEMS, INC.



                                      By:  /s/ Michael R. Friedl
                                          ---------------------------
                                          Michael R. Friedl
Date:  May 21, 2001                       Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX

Exhibit No.  Description
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   99.1      Text of press release of MindArrow Systems, Inc. issued May 21,
             2001.